KRANE SHARES TRUST

(THE “TRUST”)

SUPPLEMENT DATED FEBRUARY 19, 2026

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED NOVEMBER 21, 2025, AS SUPPLEMENTED AND AMENDED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective on or about August 1, 2025, Mitsubishi UFJ Trust and Banking Corporation assumed from Brown Brothers Harriman & Co. responsibilities as the securities lending agent for those series of the Trust that engage in securities lending (“Funds”).

The section of the Funds’ SAI titled “SECURITIES LENDING ARRANGEMENTS” is hereby deleted in its entirety and replaced with the following:

Mitsubishi UFJ Trust and Banking Corporation (“MUTB”) serves as the securities lending agent for the Trust. The principal address of MUTB is 4-5, Marunouchi 1-Chome, Chiyoda-ku, Tokyo 100-8212, Japan. As the securities lending agent, MUTB, among other matters, negotiates the specific loan terms for the Fund to loan their securities and receive compensation therefor, arranges for deliveries of securities and collateral under the securities lending program, and effects the investment of cash collateral received in connection with loaned securities, all as specified in the Securities Lending Agency Agreement, which will be filed as an exhibit to the next post-effective amendment to the Fund’s registration statement, and within the parameters established under the Trust’s securities lending program. MUTB is authorized to lend Fund securities only to such borrowers as have been approved by the Trust.